Middlefield Banc Corp. 2019 Second Quarter Investor Presentation (Nasdaq: MBCN) Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. www.middlefieldbank.bank

Middlefield Banc Corp. Middlefield Banc Corp. (Nasdaq: MBCN) Providing financial services throughout Central and Northeast Ohio communities Profitably serving its communities, customers, employees, and shareholders by its commitment to quality, safety and soundness, and maximizing shareholder value www.middlefieldbank.bank

www.middlefieldbank.bank Middlefield: A community bank that is safe, strong and committed Highlights Strategic Strengths People: Average tenure at Middlefield of leadership team is 11 years Strong bench with new management talent added over the past two years Communities: Serving two of Ohio's most attractive banking markets Optimally positioned between rural and metropolitan communities Customers: Balanced mix of retail and commercial customers Geauga County is the center of the 4th largest Amish population in the world Community Banking Values and Focus: Providing superior and responsive financial services since 1901 Committed to quality, safety and soundness Financial Strength: Profitable throughout the economic cycle Never reported a quarterly loss Maintained dividend during the recession 15 Branches 118 Years of Service 2 Ohio Markets #1 Community Bank in Core Markets 31% Increase in 2018 Net Income

Largest independent community bank in its core northeast Ohio Market Only independent community bank with exposure to both Central and Northeast Ohio Markets Branches located in counties that have above average median household income, median value of owner-occupied housing, and employment rates www.middlefieldbank.bank Compelling Ohio Banking Franchise

www.middlefieldbank.bank History of Financial Success Asset growth driven by higher loans, new locations and accretive acquisition Expanded footprint by 50% Enhanced infrastructure to support growth Earnings growth has reaccelerated since 2016 Listed on American Bankers Top 200 Publicly Traded Community Banks for 7th Consecutive Year From 2014 to 2018... Asset Growth (in millions) Net Income Growth (in millions)

www.middlefieldbank.bank Growth Oriented Platform Supports Updated Strategic Plan Middlefield is focused on expanding in high growth markets with favorable demographics and exploiting changing market dynamics. Middlefield has invested in creating an infrastructure to support a bank in excess of $1.5 billion in assets. Attract, Develop and Retain Talent Strengthen and empower associates Added important members to leadership team Enhance Products and Services Expanding product and service offerings Strategic focus on products and services that grow noninterest income Advance Customer Interactions Enhancing online and digital banking New modern bank layout and engagement Expand Geographies and Market Share Focus on growth in compelling Central Ohio Market Increase share in core Northeast Ohio Markets Invest in Systems and Security Continual investments in security, privacy, and compliance Platform and Growth Strategies Graph in millions

www.middlefieldbank.bank Strategy Focused on Creating Value For Shareholders Compelling Valuation & Ownership Market Cap and Stock Price Annual Cash Dividends Per Share 10.3x Price to TTM EPS(1) $133.5 Million Market Cap(1) 150,000 Share Repurchase Program Announced on April 16, 2019 2.7% Dividend Yield(1) 1.0x Price to Book Value(1) (1) 2018 dividend included $0.05 per share special dividend (2) 2019 dividend amount annualized (1) Stock price at July 22, 2019 and Financial data at June 30, 2019 (1) 2019 at July 22, 2019

www.middlefieldbank.bank “In 2008 I put together an aggressive growth strategy for my business Exscape Designs. The need for a local relationship-based approach made clear sense. In my experience over the years with Middlefield Bank we have been able to achieve a lot of growth together. With Middlefield you're not just numbers, it's the relationship and community that matters to them.” “Ease Logistics was looking for a small community bank to help us grow our business. We needed a credit line to support our 40% growth. Middlefield bank was able to step up and provide us the working capital we needed, and the process was seamless. When Ease Logistics needed a mortgage for their new headquarters in Dublin, Middlefield Bank was there. We love the staff too!” “It has been a pleasure to do business with Middlefield Bank for these past 20 years. When all of the other local major banks turned away from the business, Middlefield Bank welcomed it with open arms. This relationship started with trust and that trust is the foundation in which we continue to use Middlefield for all of our banking needs.” Strategy Dependent on Customers and Communities Local Strong Committed

www.middlefieldbank.bank Loan Growth Driven by Local Decision Making and Individual Service Middlefield’s markets have seen significant industry consolidation in the past ten years and in most cases, large national and regional banks cannot deliver the same level of community service that Middlefield can offer customers Highlights Annual Personal Loan Growth(1) Annual Commercial Loan Growth(2) (2) In millions, commercial loans are C&I plus commercial real estate loans (1) In millions, personal loans are consumer installment plus residential real estate loans >30 Local Lenders 1 Highly Productive LPO 24.4% Comcl. Loan 5-yr. CAGR 10.5% Personal Loan 5-yr. CAGR

www.middlefieldbank.bank Strategic Focus on Asset Quality Supported by Stable Local Economies Middlefield’s focus on asset quality, versus growth has created a financially strong and stable organization. In fact, during the 2008 to 2009 recession, Middlefield remained profitable, never reported a quarterly loss, did not participate in TARP, and maintained its dividend. Nonperforming Assets / Total Assets Annualized Net Charge Off Ohio Unemployment Rate Ohio Gross Domestic Product (in billions) Source: https://fred.stlouisfed.org/series/OHNGSP Source: https://www.bls.gov/eag/eag.oh.htm#eag_oh.f.2

www.middlefieldbank.bank Controlled Balance Sheet Growth Highlights Deposit Growth (in millions) Loan Growth (in millions) Introduced new products to attract more deposits and drive noninterest income Improved loan to deposit ratio Balancing loan growth and asset quality Continuing to enhance delivery in both personal and commercial channels

Annual Supplemental Data (Nasdaq: MBCN)

Annual Financial Summary www.middlefieldbank.bank Dollars in thousands   2014 2015 2016 2017 2018 Net interest income $ 23,804 $ 24,775 $ 25,804 $ 37,348 $ 40,448 Provision for loan losses 370 315 570 1,045 840 Noninterest income 3,588 4,044 3,959 4,859 3,728 Noninterest expense 17,850 20,077 20,872 27,485 28,743 Income before income taxes 9,172 8,427 8,321 13,677 14,593 Income taxes 1,992 1,562 1,905 4,222 2,162 Net income $ 7,180 $ 6,865 $ 6,416 $ 9,455 $ 12,431 Net interest margin 3.93% 3.94% 3.79% 3.82% 3.77% Total assets $ 677,531 $ 735,139 $ 787,821 $1,106,336 $1,248,398 Loans outstanding, net $ 463,738 $ 527,325 $ 602,542 $ 916,023 $ 984,681 Deposits $ 586,112 $ 624,447 $ 629,934 $ 878,194 $1,016,067 Equity capital $ 63,867 $ 62,304 $ 76,960 $ 119,863 $ 128,290 Earnings per share $ 3.52 $ 3.41 $ 3.04 $ 3.12 $ 3.85 Cash dividend (per share) $ 1.04 $ 1.07 $ 1.08 $ 1.08 $ 1.17 Dividend pay-out ratio 29.54% 30.90% 36.13% 35.52% 30.40% Return on average assets 1.07% 0.97% 0.85% 0.88% 1.09% Return on average equity 12.17% 10.62% 9.33% 8.52% 9.94% Return on tangible common equity 13.21% 11.44% 10.01% 10.15% 11.57%

Excellent Asset Quality and Capital Levels www.middlefieldbank.bank Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income 2014 2015 2016 2017 2018 Nonperforming Loans $9,048 $10,263 $12,043 $13,415 $10,571 Real Estate Owned 2,590 1,412 934 212 270 Nonperforming Assets $11,638 $11,675 $12,977 $13,627 $10,841 Nonperforming Assets/ Total Assets (%) 1.72% 1.59% 1.65% 1.23% 0.87% Allowance for Loan Losses $6,846 $6,385 $6,598 $7,190 $7,428 Allowance/Total Loans (%) 1.45% 1.20% 1.08% 0.78% 0.75% Net Charge-off Ratio (%) 0.13% 0.16% 0.06% 0.05% 0.06%